Exhibit 10.5

XBOX 360 REVIEW DISC PROGRAM ADDENDUM TO THE

XBOX 360 PUBLISHER LICENSE AGREEMENT

This Xbox 360 Review Disc Program Addendum to the Xbox 360 Publisher License Agreement (this “Addendum”) is entered into and effective as of the later of the two signature dates below (the “Addendum Effective Date”) by and between Microsoft Licensing GP, a Nevada general partnership (“Microsoft”), and Activision Publishing, Inc. (“Publisher”), and supplements the Xbox 360 Publisher License Agreement between the parties dated as of                       (the “Xbox 360 PLA”). Accordingly, for and in consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:

1.                                      Xbox 360 Review Disc Program

1.1                                 Pursuant to the terms herein, Publisher may manufacture and distribute a limited number of specially packaged FPUs for marketing and promotional purposes [*]and on a “not for resale or redistribution” basis in the European Sales Territory (each a “Review Disc FPU,” the program being the “Xbox 360 Review Disc Program”)

1.2                                 To participate in the Xbox 360 Review Disc Program, Publisher must honor the terms of this Addendum and submit to Microsoft a fully completed Xbox 360 Review Disc Program Qualification Form in the form attached hereto no later than [*] for certification in the European Sales Territory. The Review Disc FPU of the Software Title must be the same or substantially equivalent to the standard FPU of the Software Title.

2.                                      Review Disc FPUs

2.1                                 In order for a Software Title to qualify for the Xbox 360 Review Disc Program, Publisher must manufactureat least [*] standard FPUs for the European Sales Territory per the Minimum Order Quantity requirements under the Xbox 360 PLA. In such event, Publisher may manufacture and distribute up to [*] Review Disc FPUs of such Software Title (regardless of SKUs or languages). The manufacture of such Review Discs FPUs must take place within a[*] period. Publisher shall be solely responsible for any costs associated with such Review Disc FPUs, including the manufacture and distribution thereof.

2.2                               All Marketing Materials for a Review Disc FPU must clearly indicate that such FPU is being distributed on a “not for resale” basis and Publisher shall submit all such Marketing Materials to Microsoft for its approval in accordance with the requirements set forth in the Xbox 360 PLA. Packaging Materials for Review Disc FPUs shall be in accordance with the requirements set forth for such materials in the Xbox 360 Publisher Guide.

2.3                                 Publisher shall provide to Microsoft without charge [*] Review Disc FPUs (“Microsoft Units”) of each Software Title that participates in the Xbox 360 Review Disc Program. The Microsoft Units shall be in addition to the Review Disc FPU quantity amounts required under Section 2.1 above.

3.                                      Program Compliance

3.1                                 Unauthorized Manufacture of Review Disc Units If (i) Publisher does not qualify for the Xbox 360 Review Disc Program hereunder manufactures Review Disc FPUs anyway or (ii) Publisher manufactures more Review Disc FPUs than it is entitled to, such unauthorized Review Disc FPUs shall be assessed a royalty at the [*] level without any Unit Discount or any other deduction otherwise applicable and Publisher shall be permanently barred from participating in the Xbox 360 Review Disc Program.

3.2                                 Marketing and Promotional Purposes. Publisher agrees and acknowledges that it is obligated to exercise its best efforts to ensure that Review Disc FPUs are distributed for marketing and promotional purposes in the European Sales Territory (including Australia and New Zealand) only and are not to be offered on a resale or redistribution basis. To the

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

MICROSOFT

CONFIDENTIAL

extent that Microsoft determines, in its good faith judgment, that Publisher is not exercising sufficient care in its distribution of Review Disc FPUs in accordance with the requirements set forth herein, Microsoft shall have the right, upon reasonable notice to Publisher, to disqualify Publisher from the Xbox 360 Review Disc Program for a specific Software Title or Titles or on a permanent basis.

4.                                      General

4.1                                 The terms of the Xbox 360 Review Disc Program are subject to change by Microsoft upon [*] prior written notice.

4.2                                 Publisher agrees to keep accurate and comprehensive records as to the distribution of each Review Disc FPU. Further, the parties acknowledge that Microsoft’s audit rights under the Xbox 360 PLA shall also apply to Publisher’s records under this Addendum.

4.3                                 [*] to Microsoft under the Xbox 360 PLA with respect to Review Disc FPUs that qualify under this Addendum [*].

4.4                                 Except as expressly provided otherwise in this Addendum, capitalized terms shall have the same meanings ascribed to them in the Xbox 360 PLA. The terms of the Xbox 360 PLA are incorporated by reference, and except and to the extent expressly modified by this Addendum or any previous amendments, the Xbox 360 PLA shall remain in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the Addendum Effective Date.

MICROSOFT LICENSING, GP	ACTIVISION PUBLISHING, INC.

/s/ Roxanne V. Spring	/s/ Greg Deutsch
By (sign)	By (sign)

Roxanne V. Spring	Greg Deutsch
Name (Print)	Name (Print)

SPM	Sr. Director, Business Affairs & Corporate Compliance
Title	Title

15-DEC-2005	November 15, 2005
Date	Date

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

XBOX 360 REVIEW DISC PROGRAM QUALIFICATION FORM

PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT +I (125) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER. THIS FORM MUST BE SUBMlTTED AT LEAST [*] TO MICROSOFT FOR CERTIFICATION FOR THE EUROPEAN SALES TERRITORY. A SEPARATE FORM MUST BE COMPLETED FOR EACH SOFTWARE TITLE.

1.                                       Publisher name:

2.                                       Xbox 360 Software Title Name:

3.                                       XMID Number for Europe:

4.                                       Date of Commercial Release within European Sales Territory:

5.                                       Initial order quantity of Standard FPUs manufactured for European Sales Territory:

6.                                       Order quantity of Review Disc FPUs:

7.                                       Countries planned to be supported with Review discs:

[Note: Possible United Kingdom, France, Germany, Spain, Italy, Netherlands, Belgium, Sweden, Denmark, Norway, Finland, Austria, Switzerland, Ireland, Portugal, Greece, Australia, New Zealand and any other countries that are included by Microsoft from time to time as set forth in the Xbox 360 Publisher Guide]

8.                                       Microsoft can share this information with its affiliates for potential additional marketing activity:

Yes/No

The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name (Print)

Title

E-Mail Address (for confirmation)

Date